Exhibit 99.2

Investor Presentation Second Quarter 2022 Highlights F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments The value of being a diversified, community bank with strong customer relationships was evident in the second quarter as growing loan and deposit balances helped to improve net interest income, and fee income grew from Investment and Trust services compared to the prior quarter. Despite the headwinds of a volatile stock market and the talk of recession, we remain focused on building shareholder value through the growth of the franchise and our capabilities. To accommodate future growth and improve operating efficiencies, we consolidated the executive, commercial, investment and trust, and operations teams, which had been spread across two separate buildings, into one new location in Chambersburg, Pennsylvania. On July 1, we opened our first Maryland community office in downtown Hagerstown. Later this year, we will implement the Salesforce customer relationship management system across the bank to better meet the changing needs of clients. Through the balance of the year, we will continue to position ourselves to navigate any broad economic issues that may arise. We also will maintain our ability to support our customers and take advantage of opportunities to enhance shareholder value. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our customers, communities and shareholders. We will be the financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is the largest independent, locally owned and operated bank holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.83 billion as of June 30, 2022 As of June 30, 2022, Franklin Financial reported $943.7 million in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 5

A Market Share Leader Huntingdon County Fulton County Franklin County Cumberland County F&M Trust Headquarters Harrisburg 21 offices throughout Cumberland, Franklin, Fulton and Huntingdon Counties, PA #1 Deposit Market Share in Chambersburg (52.0%) #1 Deposit Market Share in Franklin County (39.0%) #2 Deposit Market Share in Fulton County (35.7%) F&M TRUST Franklin Financial Services Corporation 6 Source: Federal Deposit Insurance Corporation; Deposit Market Share Report; June 30, 2021

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Timothy G. Henry President & Chief Executive Officer 40 2016 Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T Mark R. Hollar Executive Vice President, Chief Financial Officer & Treasurer 34 1994 ValleyBank & Trust Steven M. Poynot Executive Vice President, Chief Operating Officer 25 2022 Mercantile-Safe Deposit & Trust Company, Howard Bank Lorie Heckman Senior Vice President, Chief Risk Officer 36 1986 Steven D. Butz Senior Vice President, Chief Commercial Services Officer 37 2013 PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank Scott Ehrig, CFP, CIMA Senior Vice President, Chief Investment & Trust Services Officer 29 2020 FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan Louis J. Giustini Senior Vice President, Chief Retail Services Officer 34 2022 Hagerstown Trust, Columbia Bank, Fulton Bank F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 27 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 22 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE Joseph C. Lieb* Senior Vice President, Chief Technology Officer 36 2015 Commonwealth Bank, Jonestown Bank, Integrity Bank David Long Senior Vice President, Chief Technology Officer 15 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8 *Retiring in December 2022

Well-Established Corporation Market share leader in core deposit, loan, and asset-management segments in economically stable and historically growing local markets New executive team members with extensive banking industry experience and market knowledge Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management, and neutral to slightly asset-sensitive balance sheet positioned to benefit from rising interest rates Stable, low-cost core deposit base and strong liquidity position, which becomes more valuable in a rising rate environment A well-diversified loan portfolio with an emphasis on small-business relationships without reliance on participation loans Accelerating digital transformation and technology adoption to support business continuity F&M TRUST Franklin Financial Services Corporation 9

YTD Financial Updates Net interest income was $12.1 million, up 12.0% over the prior year, inclusive of $746 thousand of PPP interest and fees Continue to adjust deposit rates in response to market conditions Net interest margin was 2.90% compared to 2.82% for the same period in 2021 Provision for loan loss was $0 for the second quarter and year-to-date periods of 2022 Allowance for loan loss ratio of 1.45%; non-accrual loan ratio of 0.55% Capital position remained strong with a total risk-based capital ratio of 17.36% and a leverage ratio of 8.53% Maintained the dividend of $0.32 per share for the third quarter of 2022 F&M TRUST Franklin Financial Services Corporation 10

YTD Financial Updates Loan-to-deposit ratio of 62% enhances liquidity position and allows for quality lending opportunities as the economy reopens Fee income from new mortgages originated for sale in the secondary market decreased $829 thousand over the same period in 2021 Deposits increased 6.0% over the same period in 2021, with interest-bearing checking accounts showing the largest increase A new retail checking account lineup introduced in 2021 helped to generate a 34% increase in deposit fees over the year Focusing on the value of relationships and aided by technology, eliminated non-sufficient fund, continuous overdraft and return deposit item processing fees on consumer accounts, which will have a negative impact on deposit fee income F&M TRUST Franklin Financial Services Corporation 11

Digital Transformation Registered Zelle® users increased 24.7% and mobile banking users increased 5.7% from the same period in 2021 as customers transition to digital banking channels Introduced MX Personal Finance and Credit Score powered by SavvyMoney® as online and mobile banking enhancements Treasury services provide digital solutions to help business customers streamline payment and collection processes, manage liquidity and prevent fraud Business online banking customers increased 16.3% from the same period in 2021 Utilize AI-driven predictive modeling to deliver targeted marketing content through the bank’s online and mobile banking platforms, website, and at the point-of-sale F&M TRUST Franklin Financial Services Corporation 12

Outlook for the Remainder of 2022 Continue building for the future by making investments in our physical, technological, and sales infrastructure including: Establishing a new corporate headquarters in Chambersburg, PA Adopting Salesforce, a digital sales platform to be used throughout the bank Expanding our banking presence in Hagerstown, MD Enhancing our team of employees with the addition of several key positions and expanded training Continue to transition commercial and consumer customers to digital banking and call center channels for day-to-day financial needs Increased competition for quality credit in the market will challenge loan demand F&M TRUST Franklin Financial Services Corporation 13

Outlook for the Remainder of 2022 Fee income generated by the Investment & Trust Services business line will be challenged due to the current downward trend in the equity and bond markets but will be offset by the origination of new customers and cost controls that are in place A focus on cross-selling between Commercial, Retail, and Investment & Trust Services lines of business will yield new opportunities across the bank with our existing customers F&M TRUST Franklin Financial Services Corporation 14

Summary The Company is well capitalized and positioned to successfully work through the current complex social and economic conditions to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed Asset quality is good with continued improvement and the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers The Company is positioning for future growth and expansion following the completed purchase of a new corporate headquarters and operations center, the addition of Salesforce, transitioning of senior leadership, and a new full-service community office in Maryland F&M TRUST Franklin Financial Services Corporation 15

Financial Updates Second Quarter Ended June 30, 2022 F&M TRUST Franklin Financial Services Corporation 16

Balance Sheet Highlights Dollars in Thousands (000’s) 6/30/2022 3/31/2022 12/31/2021 12/31/2020 Total Assets $1,832,296 $1,767,061 $1,773,806 $1,535,038 Cash and Cash Equiv. $198,269 $173,709 $175,149 $57,146 Investments $510,282 $511,969 $530,292 $397,331 Net Loans $1,019,608 $985,927 $983,746 $992,915 Deposits $1,679,187 $1,596,386 $1,584,359 $1,354,573 Shareholders’ Equity $121,797 $137,136 $157,065 $145,176 F&M TRUST Franklin Financial Services Corporation 17

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 6/30/2022 Quarter Ended 3/31/2022 Quarter Ended 6/30/2021 Interest Income $12,875 $11,534 $11,543 Interest Expense $764 $726 $720 Provision for Losses -- -- ($1,100) Noninterest Income1 $4,106 $3,873 $4,360 Noninterest Expense $12,029 $11,266 $10,111 Net Income $3,578 $3,012 $5,271 F&M TRUST Franklin Financial Services Corporation 18 1Excludes net securities gains/losses in all periods

Key Performance Measures Percent (%) Quarter Ended 6/30/2022 Quarter Ended 3/31/2022 Quarter Ended 6/30/2021 Return on Avg. Assets 0.79 0.69 1.27 Return on Avg. Equity 11.11 7.96 14.67 Efficiency Ratio1 72.61 75.50 65.04 Net Interest Margin 2.90 2.66 2.82 Noninterest Inc2 / Operating Revenue 25.32 26.38 28.72 F&M TRUST Franklin Financial Services Corporation 19 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods

Balance Sheet Strength Percent (%) Quarter Ended 6/30/2022 Quarter Ended 3/31/2022 Quarter Ended 6/30/2021 Risk-Based Capital Ratio (Total) 17.36 18.09 18.52 Leverage Ratio (Tier 1) 8.53 8.59 8.53 Common Equity Ratio (Tier 1) 14.30 14.94 15.16 Tangible Common Equity Ratio 6.19 7.29 8.51 Nonperforming Assets1 / Total Assets 0.31 0.42 0.53 Allowance for Loan Loss as a % of Loans 1.45 1.50 1.51 Allowance to Nonperforming Loans 263.05 203.49 170.65 F&M TRUST Franklin Financial Services Corporation 20 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned

Market Statistics Per Share Measure / Market Valuation Quarter Ended 6/30/2022 Quarter Ended 3/31/2022 Quarter Ended 6/30/2021 Diluted Earnings Per Share $0.80 $0.67 $1.19 Cash Dividend Yield 4.24% 3.81% 3.88% Regular Cash Dividends Paid $0.32 $0.32 $0.31 Dividend Payout Ratio 39.88% 47.18% 26.05% Market Value Per Share $30.16 $33.58 $31.94 Book Value $27.54 $30.77 $34.16 Tangible Book Value1 $25.50 $28.75 $32.12 Market Cap ($M) $133.37 $149.67 $141.33 Price / Book (%) 109.51% 109.13% 93.50% Price / Tangible Book (%) 118.27% 116.80% 99.43% Price / LTM EPS (X) 8.38 8.42 7.77 F&M TRUST Franklin Financial Services Corporation 21 1See GAAP versus Non-GAAP reconciliation

Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of June 30, 2022 2022 Franklin Financial Median PA Banks Peer1 Trust 0.43% 0.02% Service Charges on Deposits 0.15% 0.09% Gain on Sale of Loans 0.06% 0.06% Other 0.22% 0.29% Total Noninterest Income2 0.94% 0.59% F&M TRUST Franklin Financial Services Corporation 22 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of March 31, 2022; Source: S&P Global Market Intelligence; 2Excludes gains on securities

Stable, Low-Cost Core Deposits Cost of Deposits (%) 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.64 0.28 0.13 0.12 2019 2020 2021 6/30/20221 Franklin Financial Deposit Mix ($000’s) Retail Time $63,081 4% Demand Deposits $302,220 18% NOW & Other Transaction $579,036 34% MMDAs & Savings $734,850 44% F&M TRUST Franklin Financial Services Corporation 23 1For the year-to-date period

Diversified Loan Portfolio Loans Outstanding1 ($000’s) $52,290 $21,742 $2,932 $215 $1,000,000 $41,140 $41,846 $40,726 $38,227 $800,000 $105,639 $111,232 $116,956 $124,481 $600,000 $145,279 $151,232 $134,937 $122,073 $400,000 $212,030 $208,615 $209,520 $212,635 $200,000 $73,049 $74,407 $94,442 $103,093 $- $389,723 $68,706 $406,956 $77,533 $404,606 $78,605 $435,953 $71,101 12/31/2020 12/31/2021 3/31/2022 6/30/2022 • Commercial Real Estate c Commercial (C&l) «1-4 Family • State/Muni Loans ■ Construction lAg, Consumer and Other • Paycheck Protection Program ■ Purchased Participations - F&M TRUST Franklin Financial Services Corporation 24 1Purchased participations are included as part of the loans outstanding

Investment and Trust Services Total and New Assets Under Management ($000’s) $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 $118,046 $946,975 $1,065,021 $100,457 $111,742 $920,631 $1,032,373 $39,231 $104,881 $838,852 $943,733 $59,572 Dec-21 Mar-22 Jun-22 Brookerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 25

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 0.57% 0.42% 0.42% 0.31% 1231/2020 12/31/2021 3/31/2022 6/30/2022 F&M TRUST Franklin Financial Services Corporation 26 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 27

Appendix F&M TRUST Franklin Financial Services Corporation 28

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 6/30/2022 Quarter Ended 3/31/2022 Quarter Ended 6/30/2021 Shareholders’ equity $ 121,797 137,136 151,156 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 112,781 128,120 142,140 Shares outstanding (in thousands) 4,422 4,457 4,425 Tangible book value (non-GAAP) $ 25.50 28.75 32.12 Efficiency Ratio Noninterest expense $ 12,029 11,266 10,111 Net interest income 12,111 10,808 10,823 Plus tax equivalent adjustment to net interest income 350 240 363 Plus noninterest income, net of securities transactions1 4,106 3,873 4,360 Total revenue 16,567 14,921 15,546 Efficiency Ratio (non-GAAP) 72.61% 75.50% 65.04% F&M TRUST Franklin Financial Services Corporation 29 1Excludes securities gains in all periods